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                                                                   Exhibit 10.26


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                       GUARANTEE AND COLLATERAL AGREEMENT

                                     made by

                          U.S. OFFICE PRODUCTS COMPANY

                         and certain of its Subsidiaries

                                   in favor of

                            THE CHASE MANHATTAN BANK,
                             as Administrative Agent

                            Dated as of June 10, 1998


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                                TABLE OF CONTENTS

                                                                                                               Page
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
SECTION 1.            DEFINED TERMS...............................................................................2

         1.1          Definitions.................................................................................2
         1.2          Other Definitional Provisions...............................................................7

SECTION 2.            GUARANTEE...................................................................................8

         2.1          Guarantee...................................................................................8
         2.2          Right of Contribution.......................................................................9
         2.3          No Subrogation..............................................................................9
         2.4          Amendments, etc. with respect to the Borrower Obligations...................................9
         2.5          Guarantee Absolute and Unconditional...................................................... 10
         2.6          Reinstatement............................................................................. 11
         2.7          Payments.................................................................................. 11

SECTION 3.            GRANT OF SECURITY INTEREST................................................................ 11

         3.1          Collateral................................................................................ 11
         3.2          Pledged Collateral........................................................................ 12
         3.3          Certain Exceptions........................................................................ 12
         3.4          Investment Property....................................................................... 13

SECTION 4.            REPRESENTATIONS AND WARRANTIES............................................................ 13

         4.1          Representations and Warranties of Each Guarantor.......................................... 13
         4.2          Representations and Warranties of Each Grantor............................................ 13
                      4.2.1  Title; No Other Liens.............................................................. 14
                      4.2.2  Perfected First Priority Liens..................................................... 14
                      4.2.3  Chief Executive Office............................................................. 16
                      4.2.4  Inventory and Equipment............................................................ 16
                      4.2.5  Farm Products...................................................................... 16
                      4.2.6  Receivables........................................................................ 16
                      4.2.7  Intellectual Property.............................................................. 16
         4.3          Representations and Warranties of Each Pledgor............................................ 17

SECTION 5.            COVENANTS................................................................................. 18

         5.1          Covenants of Each Guarantor............................................................... 18
         5.2          Covenants of Each Grantor................................................................. 18
                      5.2.1  Delivery of Instruments and Chattel Paper.......................................... 18
                      5.2.2  Maintenance of Insurance........................................................... 18
                      5.2.3  Payment of Obligations............................................................. 19


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
                      5.2.4  Maintenance of Perfected Security Interest; Further
                             Documentation...................................................................... 19
                      5.2.5  Changes in Locations, Name, etc. .................................................. 19
                      5.2.6  Notices............................................................................ 20
                      5.2.7  Pledged Securities................................................................. 20
                      5.2.8  Receivables........................................................................ 20
                      5.2.9  Maintenance of Records............................................................. 21
                      5.2.10 Acquisition of Intellectual Property............................................... 21
                      5.2.11 Protection of Trade Secrets........................................................ 21
                      5.2.12 Contracts.......................................................................... 21
         5.3          Covenants of Each Pledgor................................................................. 21

SECTION 6.            REMEDIAL PROVISIONS....................................................................... 23

         6.1          Certain Matters Relating to Receivables................................................... 23
         6.2          Communications with Obligors; Grantors Remain Liable...................................... 24
         6.3          Pledged Stock............................................................................. 24
         6.4          Proceeds to be Turned Over To Administrative Agent........................................ 25
         6.5          Application of Proceeds................................................................... 26
         6.6          Code and Other Remedies................................................................... 26
         6.7          Registration Rights....................................................................... 27
         6.8          Waiver; Deficiency........................................................................ 28

SECTION 7.            THE ADMINISTRATIVE AGENT.................................................................. 28

         7.1          Administrative Agent's Appointment as Attorney-in-Fact, etc............................... 28
         7.2          Duty of Administrative Agent.............................................................. 30
         7.3          Execution of Financing Statements......................................................... 31
         7.4          Authority of Administrative Agent......................................................... 31
         7.5          Right Of Inspection....................................................................... 31

SECTION 8.            MISCELLANEOUS............................................................................. 32

         8.1          Amendments in Writing..................................................................... 32
         8.2          Notices................................................................................... 32
         8.3          No Waiver by Course of Conduct; Cumulative Remedies....................................... 32
         8.4          Enforcement Expenses; Indemnification..................................................... 32
         8.5          Successors and Assigns.................................................................... 33
         8.6          Set-Off................................................................................... 33
         8.7          Counterparts.............................................................................. 33
         8.8          Severability.............................................................................. 33
         8.9          Section Headings.......................................................................... 34
         8.10         Integration............................................................................... 34
         8.11         GOVERNING LAW............................................................................. 34
         8.12         Submission To Jurisdiction; Waivers....................................................... 34
         8.13         Acknowledgements.......................................................................... 35
         8.14         WAIVER OF JURY TRIAL...................................................................... 35


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
         8.15         Additional Granting Parties............................................................... 35
         8.16         Releases.................................................................................. 35

                       GUARANTEE AND COLLATERAL AGREEMENT

                    GUARANTEE AND COLLATERAL AGREEMENT, dated as of June 10, 1998, made by U.S. OFFICE PRODUCTS COMPANY, a Delaware corporation ("USOP" or the "Borrower"), and each of the other signatories hereto (together with the Borrower and any other Domestic Subsidiary of the Borrower that becomes a party hereto from time to time after the date hereof, collectively, the "Granting Parties"; individually, a "Granting Party"), in favor of THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions (collectively, the "Lenders"; individually, a "Lender") from time to time parties to the Credit Agreement, dated as of June 9, 1998 (as amended, waived, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Blue Star Group Limited, a New Zealand corporation ("Blue Star Group"), the Lenders, the Administrative Agent, BANKERS TRUST COMPANY, as syndication agent (in such capacity, the "Syndication Agent") and MERRILL LYNCH CAPITAL CORPORATION, as documentation agent (in such capacity, the "Documentation Agent" and, together with the Administrative Agent and the Syndication Agent, the "Agents").

                              W I T N E S S E T H:

                    WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

                    WHEREAS, it is a condition to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Granting Parties shall execute and deliver this Agreement to the Administrative Agent for the benefit of the Lenders;

                    WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Granting Parties in connection with the operation of their respective businesses; and

                    WHEREAS, the Borrower and the other Granting Parties are engaged in related businesses, and each such Granting Party will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;

                    NOW, THEREFORE, in consideration of the premises and to induce the Agents and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Granting Party hereby agrees with the Administrative Agent, for the ratable benefit of the Secured Parties (as defined below), as follows:

                            SECTION 1. DEFINED TERMS

                    1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms which are defined in the Code (as defined below) are used herein as so defined: Chattel Paper, Documents, Equipment, Farm Products, Fixtures, General Intangibles and Inventory.

                      (b) The following terms shall have the following meanings:


                      "Accounts": all accounts (as defined in the Code) of the Grantors, including, without limitation, all Accounts (as defined in the Credit Agreement) of the Grantors, but in any event excluding all Accounts that have been sold or otherwise transferred in connection with a Permitted Receivables Securitization.

                      "Administrative Agent": as defined in the Preamble hereto.

                      "Agents":  as defined in the Preamble hereto.

                      "Agreement": this Guarantee and Collateral Agreement, as the same may be amended, waived, supplemented or otherwise modified from time to time.

                      "Blue Star Obligations": the collective reference to the unpaid principal of and interest on the Loans and Reimbursement Obligations and all other obligations and liabilities of Blue Star Group (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to Blue Star Group, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to any Agent or any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by Blue Star Group pursuant to the terms of any of the foregoing agreements) and obligations in respect of over-drafts and related liabilities owed to the Administrative Agent or any of its Affiliates and arising from treasury, depository and cash management services or in connection with any automated clearing house transfers of funds.

                      "Borrower":  as defined in the Preamble hereto.

                      "Borrower Obligations": the collective reference to the unpaid principal of and interest on the Loans and Reimbursement Obligations and all other obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in

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         such proceeding) to any Agent or any Lender (or, in the case of any
         Lender Hedge Agreement, any affiliate of any Lender and, in the case of any L/C Obligations arising in connection with any Blue Star Letters of Credit, any Blue Star L/C Issuing Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, any Letter of Credit, any letter of credit referred to in subsection 8.2(i) of the Credit Agreement issued by any Lender or any affiliate of any Lender, any Lender Hedge Agreement or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements) and obligations in respect of over-drafts and related liabilities owed to the Administrative Agent or any of the Affiliates and arising from treasury, depository and cash management services or in connection with any automated clearing house transfers of funds.

                      "Code": the Uniform Commercial Code as from time to time in effect in the State of New York.

                      "Collateral": as defined in Section 3.1, subject to the exclusions of Section 3.3.

                      "Collateral Account Bank": The Chase Manhattan Bank or another bank which at all times is a Lender as selected by the relevant Grantor and notified to the Administrative
         Agent in writing promptly following such selection.

                      "Collateral Proceeds Account": the cash collateral account established by the relevant Grantor at an office of the Collateral Account Bank in the name of the Administrative Agent.

                      "Commitments": the collective reference to: (i) the Revolving Credit Commitments, (ii) the obligation of each Multi-Draw Term Loan Lender, Tranche A Term Loan Lender and each Tranche B Term Loan Lender, respectively, to make
         Multi-Draw Term Loans, a Tranche A Term Loan and a Tranche B
         Term Loan, respectively, to the Borrower pursuant to subsection 2.6 of the Credit Agreement, (iii) the Swing Line Commitment and (iv) the obligation of the Issuing Lender to issue Letters of Credit to the Borrower pursuant to subsection 3.1 of the Credit Agreement.

                      "Contracts": with respect to any Grantor, all of its contracts, agreements, instruments and indentures except for the contracts listed on Schedule 7, as the same may from time to time be amended, waived, supplemented or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to damages arising thereunder and (iii) all rights of such Grantor to perform and to exercise all remedies thereunder.

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                      "Copyright Licenses": with respect to any Grantor, all
         United States written license agreements of such Grantor with any Person who is not an Affiliate or a Subsidiary of the Grantor providing for the grant by or to such Grantor of any right to use any Copyright of such Grantor, including, without limitation, the license agreements listed on Schedule 5 hereto subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

                      "Copyrights": with respect to any Grantor, all of such Grantor's right, title and interest in and to all United States copyrights, whether or not the underlying works of authorship have been published or registered, United States copyright registrations and copyright applications, including, without limitation, the copyright registrations listed on Schedule 5, and (a) all renewals thereof, (b) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof and (c) the right to sue or otherwise recover for past, present and future infringements thereof.

                      "Credit Agreement":  as defined in the Preamble hereto.

                      "Documentation Agent":  as defined in the Preamble hereto.

                      "General Fund Account": the general fund account of the relevant Grantor.

                      "Granting Party" and "Granting Parties": as defined in the Preamble hereto.

                      "Grantor":  the Borrower and each Domestic
         Subsidiary of the Borrower that from time to time becomes a party hereto.

                      "Guarantor Obligations": with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent, to the Other Representatives or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

                      "Guarantors": the collective reference to each Granting Party other than the Borrower.

                      "Instruments": has the meaning specified in the Code, but excluding the Pledged Securities.

                      "Intellectual Property": with respect to any Grantor, the collective reference to such Grantor's
         Copyrights, Copyright Licenses, Patents, Patent Licenses, Trade Secrets, Trademarks and Trademark Licenses.

                      "Intercompany Note": with respect to any Grantor, any promissory note in a principal amount in excess of $1,000,000 evidencing loans made by such Grantor to the Borrower or any of its Subsidiaries.

                      "Investment Property":  the collective reference to:
         (i) all "investment property" as such term is defined in
         Section 9-115 of the Uniform Commercial Code in effect in the State of New York on the date hereof, and (ii) whether or not constituting "investment property" as so defined, all Pledged Securities.

                      "IP Collateral": with respect to any Grantor, the collective reference to such Grantor's Patents, Patent Licenses, Trademarks, Trademark Licenses, General Intangibles connected with the use of or symbolized by the Trademarks and Patents and, to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

                      "Issuers": the collective reference to each issuer of a Pledged Security.

                      "Lender" and "Lenders": as defined in the Preamble hereto.

                      "Lender Hedge Agreements": as to any Grantor, all interest rate swaps, caps or collar agreements or similar arrangements entered into by such Person with any Lender (or any affiliate of any Lender) providing for protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies, including, without limitation, all Interest Rate Protection Agreements and Permitted Hedging Arrangements.

                      "Obligations": (i) in the case of the Borrower, the Borrower Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

                      "Patent Licenses": with respect to any Grantor, all United States written license agreements of such Grantor with any Person who is not an Affiliate or a Subsidiary concerning any of the Patents of such Grantor or such other Person's patents, whether such Grantor is a licensor or a licensee under any such agreement, including, without limitation, the license agreements listed on Schedule 5, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

                      "Patents": with respect to any Grantor, all of such Grantor's right, title and interest in and to all United States patents, patent applications and patentable inventions, including, without limitation, all patents and patent applications identified in
         Schedule 5, and including, without limitation, (a) all inventions and improvements described and claimed therein, (b) the right to sue or otherwise recover for any and all past, present and future infringements thereof, (c) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (d) all other rights corresponding thereto in the United States and all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto.

                      "Pledged Collateral": as defined in Section 3.2, subject to the exclusions of Section 3.3.

                      "Pledged Notes": with respect to any Pledgor, all Intercompany Notes at any time issued to such Pledgor and each other promissory note in a principal amount in excess of $1,000,000 issued to or held by such Pledgor (other than promissory notes issued in connection with extensions of trade credit by any Pledgor in the ordinary course of business) including, without limitation, all such notes listed on Schedule 2; provided, however, that only 65% of each Blue Star Intercompany Note shall be a Pledged Note.

                      "Pledged Securities": the collective reference to the Pledged Notes and the Pledged Stock.

                      "Pledged Stock": with respect to any Pledgor, the shares of Capital Stock listed on Schedule 2 as held by such Pledgor, provided that in no event shall there be pledged, nor shall any Pledgor be required to pledge, directly or indirectly, (x) any Capital Stock of any Subsidiary other than a Material Subsidiary or (y) more than 65% of any series of the outstanding Capital Stock of any Foreign Subsidiary or Foreign Subsidiary Holdco pursuant to this Agreement.

                      "Pledgor": the Borrower (with respect to Pledged Securities held by the Borrower) and any other Granting
         Party (with respect to Pledged Securities held by such Granting Party).

                      "Proceeds": all "proceeds" as such term is defined in
         Section 9-306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, Proceeds of Pledged Securities shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.

                      "Receivable": any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance, including, without limitation, any Account.

                      "Secured Parties": the collective reference to (a) each of the Agents, (b) the Lenders (including, without limitation, the Issuing Lender and the Swing Line Lender), (c) each Lender or any affiliate of such Lender which has entered into any Lender Hedge Agreement with the Borrower or any of its Subsidiaries issued any letter of credit referred to in subsection 8.2(i) of the Credit Agreement and (d) the successors, indorsees, transferees and assigns (to the extent permitted by the Loan Documents) of any of the foregoing.

                      "Security Collateral": as defined in Section 3.2, subject to the exclusions of Section 3.3.

                      "Subsidiary Guarantor": each Material Subsidiary of the Borrower other than any Foreign Subsidiary or Foreign Subsidiary Holdco.

                      "Syndication Agent":  as defined in the Preamble hereto.

                      "Trademark Licenses": with respect to any Grantor, all United States written license agreements of such Grantor with any Person who is not an Affiliate or a Subsidiary concerning any of the Trademarks of such Grantor or such other Person's names or trademarks, whether such Grantor is a licensor or a licensee under any such agreement, including, without limitation, the license agreements listed on Schedule 5, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

                      "Trademarks": with respect to any Grantor, all of such Grantor's right, title and interest in and to all United States trademarks, service marks, trade names, trade dress or other indicia of trade origin or business identifiers, trademark and service mark registrations, and applications for trademark or service mark registrations (except for "intent to use" applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. Section. 1051, unless and until an Amendment to Allege Use or a Statement of Use under Sections 1(c) and 1(d) of said Act has been filed), and any renewals thereof, including, without limitation, each registration and application identified in Schedule 5, and including, without limitation, (a) the right to sue or otherwise recover for any and all past, present and future infringements or dilutions thereof, (b) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (c) all other rights corresponding thereto in the United States and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto in the United States, together in each case with the goodwill of the business connected with the use of, and symbolized by, each such trademark, service mark, trade name, trade dress or other indicia of trade origin or business identifiers.

                      "Trade Secrets": with respect to any Grantor, all of such Grantor's right, title and interest in and to all United States trade secrets, including, without limitation, know-how, processes, formulae, compositions, designs, and confidential business and technical information, and all rights of any kind whatsoever accruing thereunder or pertaining thereto, including, without limitation, (a) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses, non-disclosure agreements and memoranda of understanding entered into in connection therewith, and damages and payments for past, present or future misappropriations thereof and (b) the right to sue or otherwise recover for past, present or future misappropriations thereof.

                      "Vehicles": all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state and all tires and other appurtenances to any of the foregoing.

                      1.2 Other Definitional Provisions. (a) The words "hereof", "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Annex references are to this Agreement unless otherwise specified.

                      (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                      (c) Where the context requires, terms relating to the Collateral, Pledged Collateral or Security Collateral, or any part thereof, when used in relation to a Granting Party shall refer to such Granting Party's Collateral, Pledged Collateral or Security Collateral or the relevant part thereof.

                              SECTION 2. GUARANTEE

                      2.1 Guarantee. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

                      (b) Each of the Guarantors and the Borrower hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties, the prompt and complete payment and performance by Blue Star Group when due and payable (whether at the stated maturity, by acceleration or otherwise) of the Blue Star Obligations.

                      (c) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable law, including applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

                      (d) Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any other Secured Party hereunder.

                      (e) The guarantee contained in this Section 2 shall remain in full force and effect until the earlier to occur of (i) the first date on which all the Loans, any Reimbursement Obligations, all other Borrower Obligations then due and owing, and the obligations of each Guarantor under the guarantee contained in this Section 2 then due and owing shall have been satisfied by payment in full in cash, no Letter of Credit shall be outstanding and the

Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Borrower Obligations or (ii) as to any Guarantor, the sale or other disposition of all of the Capital Stock of such Guarantor as permitted under the Credit Agreement.

                      (f) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any other Secured Party from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the earlier to occur of (i) the first date on which all the Loans, any Reimbursement Obligations, and all other Borrower Obligations then due and owing are paid in full in cash, no Letter of Credit shall be outstanding and the Commitments are terminated or (ii) the sale or other disposition of all of the Capital Stock of such Guarantor as permitted under the Credit Agreement.

                      2.2 Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the other Secured Parties, and each Guarantor shall remain liable to the Administrative Agent and the other Secured Parties for the full amount guaranteed by such Guarantor hereunder.

                      2.3 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any other Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any other Secured Party against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any other Secured Party for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the other Secured Parties by the Borrower on account of the Borrower Obligations are paid in full in cash, no Letter of Credit shall be outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full in cash, such amount shall be held by such Guarantor in trust for the Administrative Agent and the other Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be held as collateral security for the Borrower Obligations (whether matured or unmatured) and/or then or at any time thereafter may be applied against the Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

                      2.4 Amendments, etc. with respect to the Borrower Obligations. To the maximum extent permitted by applicable law, each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Administrative Agent or any other Secured Party may be rescinded by the Administrative Agent or such other Secured Party and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any other Secured Party, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, waived, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders and/or such other requisite percentage of the Lenders as is required pursuant to subsection 12.1 of the Credit Agreement, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any other Secured Party for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto, except to the extent required by applicable law.

                      2.5  Guarantee Absolute and Unconditional.  Each
Guarantor waives, to the maximum extent permitted by applicable law, any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Administrative Agent or any other Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Administrative Agent and the other Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives, to the maximum extent permitted by applicable law, diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the other Guarantors with respect to the Borrower Obligations. Each Guarantor understands and agrees, to the extent permitted by applicable law, that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment. Each Guarantor hereby waives, to the maximum extent permitted by applicable law, any and all defenses that it may have arising out of or in connection with any and all of the following: (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any other

Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Administrative Agent or any other Secured Party, (c) any change in the time, place or manner of payment, amendment, or waiver or increase in the Obligations, (d) any exchange, taking, or release of Collateral,
(e) any change in the corporate structure or existence of the Borrower, (f) any application of Collateral to Obligations in accordance with the terms of this Agreement or (g) any other circumstance whatsoever, other than indefeasible payment in full in cash of the Borrower Obligations, which (with or without notice to or knowledge of the Borrower or such Guarantor) constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent or any other Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any other Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any other Secured Party against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

                      2.6  Reinstatement.  The guarantee contained in this
Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

                      2.7 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the office of the Administrative Agent located at 270 Park Avenue, New York, New York 10017 or such other address of the Administrative Agent as may be designated to the Borrower and such Guarantor from time to time in accordance with subsection 12.2 of the Credit Agreement.

                      SECTION 3. GRANT OF SECURITY INTEREST

                      3.1 Collateral. Subject to Section 3.3, each Granting Party that is a Grantor hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such Grantor:

                      (a)  all Accounts;

                      (b)  all Chattel Paper;

                      (c)  all Contracts;

                      (d)  all Documents;

                      (e)  all Equipment (other than Vehicles);

                      (f)  all General Intangibles;

                      (g)  all Instruments;

                      (h)  all Intellectual Property;

                      (i)  all Inventory;

                      (j)  the Collateral Proceeds Account;

                      (k) all books and records pertaining to any of the foregoing; and

                      (l) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that Collateral shall not include any Pledged Collateral, or any property or assets specifically excluded from Pledged Collateral (including any Capital Stock of any Foreign Subsidiary or Foreign Subsidiary Holdco in excess of 65% of any series of such stock).

                      3.2 Pledged Collateral. Subject to Section 3.3, each Granting Party that is a Pledgor hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in all of the Pledged Securities and other Investment Property now owned or at any time hereafter acquired by such Pledgor, and any Proceeds thereof (the "Pledged Collateral"), as collateral security for the prompt and complete performance when due (whether at the stated maturity, by acceleration or otherwise) of the obligations of the Pledgor; (the Collateral (if any) and the Pledged Collateral (if any) of any Granting Party being collectively referred to herein as such Granting Party's "Security Collateral"); provided that Pledged Collateral shall not include any Capital Stock of any Foreign Subsidiary or Foreign Subsidiary Holdco in excess of 65% of any series of such stock but shall include Investment Property in the nature of Capital Stock of a Subsidiary that is not a Material Subsidiary; and provided further that the Borrower shall use its reasonable best efforts to promptly grant to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in all of the Pledged Securities and other Investment Property now owned or at any time hereafter acquired by the Pledgor listed on Schedule 3.2.

                      3.3 Certain Exceptions. No security interest is or will be granted pursuant hereto in (and the terms Collateral, Pledged Collateral and Security Collateral shall not include) the right, title and interest of any Granting Party under or in:

                      (a) any Instruments, Contracts, Chattel Paper, General Intangibles, Investment Property, Copyright Licenses, Patent Licenses, Trademark Licenses or other contracts or agreements with or issued by Persons other than a Subsidiary of the Borrower (collectively, "Excluded Agreements") that would otherwise be included in the Security Collateral (and such Excluded Agreements shall not be deemed to constitute a part of the Security Collateral) for so long as, and to the extent that, the granting of such a security interest pursuant hereto would result in a breach, default or termination of such Excluded Agreements;

                      (b) any Equipment that would otherwise be included in the Security Collateral (and such Equipment shall not be deemed to constitute a part of the Security Collateral) if such Equipment is subject to a Lien permitted by subsection 8.3(h) of the Credit Agreement; or

                      (c) any property that would otherwise be included in Security Collateral that has been sold or otherwise transferred in a Permitted Receivables Securitization or that is subject to any Lien permitted under subsection 8.3(p) of the Credit Agreement or constitutes the Proceeds or products of any property that has been so sold or otherwise transferred; or

                      (d) any Blue Star Intercompany Notes, so long as such Blue Star Intercompany Notes are held by a BSIN Subsidiary 65% of the Capital Stock of which is pledged pursuant hereto.

                      3.4 Investment Property. It is agreed that, notwithstanding any other provision hereof to the contrary, no Granting Party shall be required to deliver or otherwise grant "control" (as defined in Section 8-106 of the Code) over any Cash Equivalent or similar item of Investment Property pursuant hereto (it being understood that perfection of the security interest therein shall be solely by the filing of financing statements) and any representation as to the security interest in such Investment Property is qualified by reference by the foregoing.

                      3.5 Blue Star Intercompany Notes. It is agreed that, notwithstanding any other provision hereof to the contrary, the security interest in that portion of the Blue Star Intercompany Notes provided for herein shall be released, at the request of the Borrower, upon the consummation of any contribution or transfer thereof to a BSIN Subsidiary.

                    SECTION 4. REPRESENTATIONS AND WARRANTIES

                      4.1 Representations and Warranties of Each Guarantor. To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Guarantor hereby represents and warrants to the Administrative Agent and each other Secured Party that the representations and warranties set forth in Section 5 of the Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which representations and warranties is hereby incorporated herein by reference, are true and correct in all material respects, and the Administrative Agent and each other Secured Party shall be entitled to rely on each of such representations and warranties as if fully set forth herein; provided that each reference in each such representation and warranty to the Borrower's knowledge shall, for the purposes of this Section 4.1, be deemed to be a reference to such Guarantor's knowledge.

                      4.2 Representations and Warranties of Each Grantor. To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby represents and warrants to the Administrative Agent and each other Secured Party that:

                      4.2.1 Title; No Other Liens. Except for the security interests granted to the Administrative Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement and the other Liens permitted to exist on such Grantor's Collateral by the Credit Agreement (including without limitation subsection 8.3 thereof), such Grantor owns each material item of such Grantor's Collateral free and clear of any and all Liens. Except as set forth on
Schedule 6, as of the date hereof no currently effective financing statement or other similar public notice with respect to all or any part of such Grantor's Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement or as are permitted by the Credit Agreement (including without limitation subsection 8.3 thereof) or any other Loan Document or with respect to which termination statements will be delivered on the Effective Date.

                      4.2.2 Perfected First Priority Liens. (i) This Agreement is effective to create, as collateral security for the Obligations of such Grantor, valid and enforceable Liens on such Grantor's Collateral in favor of the Administrative Agent, for the benefit of the Secured Parties, except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditor's rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                      (ii) Except with regard to Liens (if any) on Specified Assets, upon the completion of the Filings, and the delivery to and continuing possession by the Administrative Agent of all Instruments, Chattel Paper and Documents, a security interest in which is perfected by possession, the Liens created pursuant to this Agreement will constitute valid Liens on and (to the extent provided herein) perfected security interests in such Grantor's Collateral in favor of the Administrative Agent for the benefit of the Secured Parties, and will be prior to all other Liens of all other Persons other than Permitted Liens, and which Liens are enforceable as such as against all other Persons other than Ordinary Course Buyers, except to the extent that (a) the recording of an assignment or other transfer of title to the Administrative Agent or the recording of applicable documents in the United States Patent and Trademark Office or the United States Copyright Office may be necessary for perfection or enforceability, and (b) enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) or by an implied covenant of good faith and fair dealing. As used in this Section 4.2.2(ii), the following terms shall have the following meanings:

                      "Filings": the filing or recording of the Financing Statements, the Mortgages, and this Agreement as set forth in subsection 5.14 of the Credit Agreement, filings in the United States Patent and Trademark Office and any filings after the Effective Date in any other jurisdiction as may be necessary under any Requirement of Law.

                      "Financing Statements": the financing statements delivered to the Administrative Agent by each Grantor on the Effective Date for filing in the jurisdictions listed on
         Schedule 5.14 to the Credit Agreement (which Financing
         Statements are in proper form for filing in such jurisdictions).

                      "Ordinary Course Buyers": with respect to goods only, buyers in the ordinary course of business to the extent provided in
         Section 9-307(1) of the Uniform Commercial Code as in effect from time to time in the applicable jurisdiction.

                      "Permitted Liens": Liens permitted pursuant to the Loan Documents, including without limitation, those liens permitted to exist pursuant to subsection 8.3 of the Credit Agreement.

                      "Specified Assets": the following property and assets of each Grantor:

                      (1) Equipment constituting Fixtures;

                      (2) Patents, Patent Licenses, Trademarks and Trademark Licenses to the extent that (a) Liens thereon cannot be perfected by the filing of financing statements under the Uniform Commercial Code or by the filing and acceptance thereof in the United States Patent and Trademark Office or (b) such Patents, Patent Licenses, Trademarks and Trademark Licenses are not, individually or in the aggregate, material to the business of the Borrower and its Subsidiaries taken as a whole;

                      (3) Copyrights and Copyright Licenses and Accounts or Receivables arising therefrom to the extent that the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction is not applicable to the creation or perfection of Liens thereon;

                      (4) uncertificated securities;

                      (5) Collateral for which the perfection of Liens thereon requires filings in or other actions under the laws of jurisdictions outside of the United States of America, any State, territory or dependency thereof or the District of Columbia;

                      (6) Contracts, Accounts or Receivables on which the United States of America or any department, agency or instrumentality thereof is the Obligor, and property or assets subject to any rights reserved in favor of the United States government as required under law;

                      (7) goods included in Collateral received by any Person for "sale or return" within the meaning of Section 2-326 of the Uniform Commercial Code of the applicable jurisdiction, to the extent of claims of creditors of such Person; and

                      (8) Proceeds of Accounts, Receivables or Inventory until transferred to or deposited in the Collateral Proceeds Account.

                      4.2.3 Chief Executive Office. On the date hereof, such Grantor's jurisdiction of organization and the location of such Grantor's chief executive office or sole place of business are specified on Schedule 3.

                      4.2.4 Inventory and Equipment. On the date hereof, such Grantor's Inventory and Equipment (other than mobile goods) are kept at the locations listed on Schedule 4.

                      4.2.5 Farm Products. None of such Grantor's Collateral constitutes, or is the Proceeds of, Farm Products.

                      4.2.6 Receivables. (i) The amounts represented by such Grantor to the Administrative Agent or the other Secured Parties from time to time as owing by each account debtor or by all account debtors in respect of such Grantor's Receivables constituting Security Collateral will at such time be the correct amount, in all material respects, actually owing by such account debtor or debtors thereunder, except to the extent that appropriate reserves therefor have been established on the books of such Grantor in accordance with GAAP.

                      (ii) The places where such Grantor keeps its records concerning such Grantor's Receivables constituting Security Collateral are listed on Schedule 3 or such other location or locations of which such Grantor shall have provided prior written notice to the Administrative Agent pursuant to
Section 5.2.5 hereof.

                     (iii) Unless otherwise indicated in writing to the Administrative Agent, each Receivable constituting Security Collateral of such Grantor arises out of a bona fide sale and delivery of goods or rendition of services by such Grantor.

                      (iv) Such Grantor has not given any account debtor any deduction in respect of the amount due under any such Account, except in the ordinary course of business or as such Grantor may otherwise advise the Administrative Agent in writing.

                      4.2.7 Intellectual Property. Schedule 5 lists all material United States Patents and Trademarks registered, or pending registration, in the United States Patent and Trademark Office and owned by such Grantor in its own name as of the date hereof, and all material Trademark Licenses and Patent Licenses (including, without limitation, material Trademark Licenses for registered Trademarks and material Patent Licenses for registered Patents) owned by such Grantor on the date hereof. Except as set forth on
Schedule 5, on the date hereof:

                       (i) each patent, patent application, trademark registration and trademark application of such Grantor set forth on Schedule 5 is subsisting, has not been adjudged invalid, unregisterable or unpatentable, as the case may be, or unenforceable in any respect that would reasonably be expected to have a Material Adverse Effect and to the best of such Grantor's knowledge, is valid, registerable or patentable, as the case may be, and enforceable; and

                      (ii) no claim has been made and is continuing or, to the knowledge of such Grantor, threatened that the use by such Grantor of any item of IP Collateral is invalid or unenforceable or that the use by such Grantor of any IP Collateral does or may violate the rights of any Person, which would have a Material Adverse Effect. To such Grantor's knowledge, there is currently no infringement or unauthorized use of any item of IP Collateral contained on
Schedule 5 hereto which would have a Material Adverse Effect.

                      4.3 Representations and Warranties of Each Pledgor. To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Pledgor hereby represents and warrants to the Administrative Agent and each other Secured Party that:

                      4.3.1 The shares of Pledged Stock pledged by such Pledgor hereunder constitute (i) in the case of Pledged Stock constituting Capital Stock of any Domestic Subsidiary, all the issued and outstanding shares of all classes of the Capital Stock of each such Domestic Subsidiary owned by such Pledgor and (ii) in the case of each Foreign Subsidiary and Foreign Subsidiary Holdco such percentage (not more than 65%) as is specified on
Schedule 2 of all the issued and outstanding shares of all classes of the Capital Stock of each such Foreign Subsidiary and Foreign Subsidiary Holdco. owned by such Pledgor.

                      4.3.2 All the shares of the Pledged Stock pledged by such Pledgor hereunder have been duly and validly issued and are fully paid and nonassessable.

                      4.3.3 Each of the Intercompany Notes pledged by such Pledgor hereunder constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                      4.3.4 Such Pledgor is the record and beneficial owner of, and has good title to, the Pledged Securities pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement and Liens arising by operation of law or permitted by the Credit Agreement.

                      4.3.5 Upon delivery to the Administrative Agent of the certificates evidencing the Pledged Securities held by such Pledgor, together with duly executed stock or bond powers or other instruments of transfer, the security interest created by this Agreement in such Pledged Securities, assuming the continuing possession of such Pledged Securities by the Administrative Agent, will constitute a valid, perfected first priority security interest in such Pledged Securities to the extent provided in and governed by the Code, enforceable in accordance with its terms against all creditors of such Pledgor and any persons purporting to purchase such Pledged Securities from such Pledgor, except with respect to the first priority interests of Blue Star Group in the Pledged Securities of Blue Star Group as to money owing from time to time by the Borrower to the Blue Star Group, and except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                              SECTION 5. COVENANTS

                      5.1 Covenants of Each Guarantor. Each Guarantor covenants and agrees with the Administrative Agent and the other Secured Parties that, from and after the date of this Agreement until the earlier to occur of the date upon which (i) the Loans, any Reimbursement Obligations, and all other Obligations then due and owing shall have been paid in full in cash, no Letter of Credit shall be outstanding and the Commitments shall have terminated and
(ii) all the Capital Stock of such Guarantor shall have been sold or otherwise disposed of in accordance with the terms of the Credit Agreement, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Subsidiaries.

                      5.2 Covenants of Each Grantor. Each Grantor covenants and agrees with the Administrative Agent and the other Secured Parties that, from and after the date of this Agreement until the earlier to occur of the date upon which (i) the Loans, any Reimbursement Obligations, and all other Obligations then due and owing shall have been paid in full in cash, no Letter of Credit shall be outstanding and the Commitments shall have terminated and
(ii) all the Capital Stock of such Grantor shall have been sold or otherwise disposed of in accordance with the terms of the Credit Agreement,

                      5.2.1 Delivery of Instruments and Chattel Paper. If any amount payable under or in connection with any of such Grantor's Collateral shall be or become evidenced by any Instrument or Chattel Paper, except as provided in the following sentence, such Grantor shall be entitled to retain possession of all Collateral of such Grantor evidenced by any Instrument or Chattel Paper, and shall hold all such Collateral in trust for the Administrative Agent, for the ratable benefit of the Secured Parties. In the event that an Event of Default shall have occurred and be continuing, upon the request of the Administrative Agent, such

Instrument or Chattel Paper shall be promptly delivered to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement. Such Grantor shall not permit any other Person to possess any such Collateral at any time other than in connection with any Permitted Receivables Securitization or any transaction permitted under subsection 8.13 of the Credit Agreement.

                      5.2.2 Maintenance of Insurance. (i) Such Grantor will maintain, with financially sound and reputable companies, insurance policies (a) insuring such Grantor's Inventory and Equipment against loss by fire, explosion, theft and such other casualties as are usually insured against by similarly sized and organized companies engaged in the same or a similar business and (b) insuring such Grantor, the Administrative Agent and the other Secured Parties against liability for personal injury and property damage relating to such Inventory and Equipment, such policies to be in such amounts and covering at least such risks as are usually insured against by companies engaged in the same or a similar business.

                      (ii) All such insurance shall (a) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 15 days after receipt by the Administrative Agent of written notice thereof, (b) name the Administrative Agent as an additional insured party or loss payee and (c) include deductibles consistent with past practice or industry practice or otherwise consistent with industry practice.

                      5.2.3 Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all material taxes, assessments and governmental charges or levies imposed upon such Grantor's Collateral or in respect of income or profits therefrom, as well as all material claims of any kind (including, without limitation, material claims for labor, materials and supplies) against or with respect to such Grantor's Collateral, except that no such tax, assessment, charge or levy need be paid or satisfied if the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor.

                      5.2.4 Maintenance of Perfected Security Interest; Further Documentation. (i) Such Grantor shall maintain the security interest created by this Agreement in such Grantor's Collateral as a perfected security interest having at least the priority described in Section 4.2.2 and shall defend such security interest against the claims and demands of all Persons whomsoever.

                      (ii) Such Grantor will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing such Grantor's Collateral and such other reports in connection with such Grantor's Collateral as the Administrative Agent may reasonably request in writing, all in reasonable detail.

                      (iii) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted by such Grantor, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby.

                      5.2.5 Changes in Locations, Name, etc. Such Grantor will not, except upon (x) not fewer than 10 days' prior written notice to the Administrative Agent with respect only to clause (iii) below and (y) delivery to the Administrative Agent, if applicable, and in no event more than 45 days after such additional location is established, of a written supplement to Schedule 4 showing any additional location at which such Grantor's Inventory or Equipment shall be kept:

                      (i) permit any of such Grantor's Inventory or Equipment to be kept at a location other than the location(s) applicable to such Grantor listed on Schedule 4 (other than (A) Inventory or Equipment being conveyed, sold, leased, assigned, transferred or otherwise disposed of as permitted by the Credit Agreement and (B) mobile goods);

                      (ii) change the location of its chief executive office or sole place of business from that referred to in Section 4.2.3; or

                      (iii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Administrative Agent in connection with this Agreement would become seriously misleading;

provided that, prior to taking any such action, or promptly after receiving a written request therefor from the Administrative Agent, such Grantor shall deliver to the Administrative Agent all additional executed financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein.

                      5.2.6 Notices. Such Grantor will advise the Administrative Agent promptly, in reasonable detail, of:

                      (i) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of such Grantor's Collateral which would adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder; and

                      (ii) of the occurrence of any other event which would reasonably be expected to have a material adverse effect on the aggregate value of such Grantor's Collateral or on the security interests created hereby.

                      5.2.7 Pledged Securities. In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.3.1 with respect to the Pledged Securities issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to
Section 6.3(c) or 6.7 with respect to the Pledged Securities issued by it.

                      5.2.8 Receivables. (i) Other than in the ordinary course of business or as expressly permitted by the Loan Documents, such Grantor will not (a) grant any extension of the time of payment of any of such Grantor's Receivables, (b) compromise or settle any such Receivable for less than the full amount thereof, (c) release, wholly or partially, any Person liable for the payment of any Receivable or (d) allow any credit or discount whatsoever on any such Receivable unless such extensions, compromises, settlements, releases, credits or discounts would not reasonably be expected to materially adversely affect the value of the Receivables constituting Collateral taken as a whole.

                      (ii) Such Grantor will deliver to the Administrative Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 10% of the aggregate amount of the then outstanding Receivables.

                      5.2.9 Maintenance of Records. Such Grantor will keep and maintain at its own cost and expense reasonably satisfactory and complete records of its Collateral, including, without limitation, a record of all payments received and all credits granted with respect to such Collateral, and shall mark such records to evidence this Agreement and the Liens and the security interests created hereby.

                      5.2.10 Acquisition of Intellectual Property. (i) Such Grantor agrees that, should it obtain an ownership interest in any (x) registration of material Copyright, Patent or Trademark or (y) any exclusive rights under a material Copyright License, Patent License or Trademark License which is not now a part of the Collateral, (A) the provisions of Section 3 shall automatically apply thereto, (B) any such Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License shall automatically become part of the Collateral, and (C) with respect to any ownership interest in any such Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License that such Grantor should obtain, it shall give notice thereof to the Administrative Agent in writing, in reasonable detail, at its address set forth in the Credit Agreement within 90 days after the end of the calendar year in which it obtains such ownership interest. Such Grantor authorizes the Administrative Agent to modify this Agreement by amending Schedule 5 (and will cooperate reasonably with the Administrative Agent in effecting any such amendment) to include on Schedule 5 any Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License of which it receives notice under this Section, or to prepare and file with the United States Patent and Trademark Office or the United States Copyright Office a supplement to this Agreement to include any Copyright, Patent or Trademark of which it receives notice under this Section.

                      5.2.11 Protection of Trade Secrets. Such Grantor shall take all steps that it deems commercially reasonable to preserve and protect the secrecy of all material Trade Secrets of such Grantor.

                      5.2.12 Contracts. Such Grantor will perform and comply in all material respects with such Grantor's obligations under its Contracts.

                      5.3 Covenants of Each Pledgor. Each Pledgor covenants and agrees with the Administrative Agent and the other Secured Parties that, from and after the date of this Agreement until the earlier to occur of the date upon which (i) the Loans, any Reimbursement

Obligations, and all other Obligations then due and owing shall have been paid in full in cash, no Letter of Credit shall be outstanding and the Commitments shall have terminated and (ii) all the Capital Stock of such Pledgor shall have been sold or otherwise disposed of in accordance with the terms of the Credit Agreement.

                      5.3.1 If such Pledgor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or similar rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Pledgor shall, except as otherwise permitted by subsection 8.9(m) of the Credit Agreement, accept the same as the agent of the Administrative Agent and the other Secured Parties, hold the same in trust for the Administrative Agent and the other Secured Parties and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Pledgor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Pledgor, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations (provided that in no event shall there be pledged, nor shall any Pledgor be required to pledge, more than 65% of any series of the outstanding Capital Stock of any Foreign Subsidiary or Foreign Subsidiary Holdco pursuant to this Agreement). Any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of any Issuer (except any liquidation or dissolution of any Subsidiary of the Borrower in accordance with the Credit Agreement) shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by such Pledgor, such Pledgor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Secured Parties, segregated from other funds of such Pledgor, as additional collateral security for the Obligations.

                      5.3.2 Without the prior written consent of the Administrative Agent, such Pledgor will not (except as permitted by the Credit Agreement) (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Securities or Proceeds thereof, (iii) create, incur or permit to exist any Lien or option in favor of, or any material adverse claim of any Person with respect to, any of the Pledged Securities or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or Liens arising by operation of law or (iv) enter into any agreement or undertaking restricting the right or ability of such Pledgor or the Administrative Agent to sell, assign or transfer any of the Pledged Securities or Proceeds thereof.

                      5.3.3 Such Pledgor shall maintain the security interest created by this Agreement in such Pledgor's Pledged Collateral as a perfected security interest having at least the priority described in Section 4.3.5 and shall defend such security interest against the claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Pledgor, such Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted by such Pledgor.

                         SECTION 6. REMEDIAL PROVISIONS

                      6.1 Certain Matters Relating to Receivables. (a) At any time and from time to time after the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right to make test verifications of the Receivables in any reasonable manner and through any reasonable medium that it reasonably considers advisable, and the relevant Grantor shall furnish all such assistance and information as the Administrative Agent may reasonably require in connection with such test verifications. At any time and from time to time after the occurrence and during the continuance of an Event of Default, upon the Administrative Agent's reasonable request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others reasonably satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

                      (b) The Administrative Agent hereby authorizes each Grantor to collect such Grantor's Receivables and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any Proceeds constituting payments of Receivables, when collected by such Grantor, (i) shall be forthwith (and, in any event, within two Business Days of receipt by such Grantor) deposited in, or otherwise transferred by such Grantor to, the Collateral Proceeds Account established by such Grantor maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Secured Parties only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Administrative Agent and the other Secured Parties, segregated from other funds of such Grantor. All Proceeds constituting collections of Receivables while held by the Collateral Account Bank (or by any Grantor in trust for the benefit of the Administrative Agent and the other Secured Parties) shall continue to be collateral security for all of the Obligations and shall not constitute payment thereof until applied as hereinafter provided. At any time when an Event of Default has occurred and is continuing, at the Administrative Agent's election, the Administrative Agent may apply all or any part of the funds on deposit in the Collateral Proceeds Account established by the relevant Grantor to the payment of the Obligations of such Grantor then due and owing, such application to be made as set forth in Section
6.5 hereof.

                      (c) At any time and from time to time after the occurrence and during the continuance of an Event of Default, and if the Administrative Agent has terminated a

Grantor's right to collect Accounts pursuant to clause (b) above, at the Administrative Agent's request, each Grantor shall deliver to the Administrative Agent copies or, if required by the Administrative Agent for the enforcement thereof or foreclosure thereon, originals of all documents held by such Grantor evidencing, and relating to, the agreements and transactions which gave rise to such Grantor's Receivables, including, without limitation, all statements relating to such Grantor's Receivables and all orders, invoices and shipping receipts.

                      (d) General Fund Account. So long as no Event of Default has occurred and is continuing, the Administrative Agent shall instruct the Collateral Account Bank to promptly remit any funds on deposit in each Grantor's Collateral Proceeds Account to such Grantor's General Fund Account. In the event that an Event of Default has occurred and is continuing, the Administrative Agent and the Grantors agree that the Administrative Agent, at its option, may require that each Collateral Proceeds Account be established at The Chase Manhattan Bank. Each Grantor shall have the right, at any time and from time to time, to withdraw such of its own funds from its own General Fund Account, and to maintain such balances in its General Fund Account, as it shall deem to be necessary or desirable.

                      6.2  Communications with Obligors; Grantors Remain Liable.
(a) The Administrative Agent in its own name or in the name of others may at any time and from time to time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables and parties to the Contracts (in each case, to the extent constituting Collateral) to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Receivables or Contracts.

                      (b) Upon the request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on such Grantor's Receivables and parties to such Grantor's Contracts (in each case, to the extent constituting Collateral) that such Receivables and such Contracts have been assigned to the Administrative Agent, for the ratable benefit of the Secured Parties, and that payments in respect thereof shall be made directly to the Administrative Agent.

                      (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of such Grantor's Receivables and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Administrative Agent nor any Secured Party shall have any obligation or liability under any Receivable or Contract (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any other Secured Party of any payment relating thereto, nor shall the Administrative Agent or any other Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable or Contract (or any agreement giving rise thereto) to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                      6.3 Pledged Stock. (a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Pledgor of the Administrative Agent's intent to exercise its corresponding rights pursuant to Section 6.3(b), each Pledgor shall be permitted to receive all cash dividends and distributions paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate rights with respect to the Pledged Securities; provided, however, that no vote shall be cast or corporate right exercised or such other action taken (other than in connection with a transaction expressly permitted by the Credit Agreement) which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

                      (b) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the relevant Pledgor or Pledgors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Securities and make application thereof to the Obligations in such order as is provided in Section 6.5 and (ii) any or all of the Pledged Securities shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Securities at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the relevant Pledgor or the Administrative Agent of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may reasonably determine), all without liability (other than for its gross negligence or willful misconduct) except to account for property actually received by it, but the Administrative Agent shall have no duty to any Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing, provided that the Administrative Agent shall not exercise any voting or other consensual rights pertaining to the Pledged Securities in any way that would constitute an exercise of the remedies described in Section 6.6 other than in accordance with Section 6.6.

                      (c) Each Pledgor hereby authorizes and instructs each Issuer of any Pledged Securities pledged by such Pledgor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Pledgor, and each Pledgor agrees that each Issuer shall be fully protected in so complying and (ii) to the extent so provided in this Section 6.3, pay any dividends or other payments with respect to the Pledged Securities directly to the Administrative Agent.

                      6.4 Proceeds to be Turned Over To Administrative Agent. In addition to the rights of the Administrative Agent and the other Secured Parties specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, and the Administrative Agent shall have instructed any Grantor to do so, all Proceeds received by such Grantor consisting of cash, checks and other Cash Equivalents shall be held by such Grantor in trust for the Administrative Agent and the other Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in the relevant Collateral Proceeds Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in such Collateral Proceeds Account (or by such Grantor in trust for the Administrative Agent and the other Secured Parties) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

                      6.5 Application of Proceeds. It is agreed that if an Event of Default shall occur and be continuing, any and all Proceeds of the relevant Granting Party's Security Collateral received by the Administrative Agent (whether from the relevant Granting Party or otherwise) shall be held by the Administrative Agent for the benefit of the Secured Parties as collateral security for the Obligations of the relevant Granting Party (whether matured or unmatured), and/or then or at any time thereafter may, in the sole discretion of the Administrative Agent, be applied by the Administrative Agent against the Obligations of the relevant Granting Party then due and owing in the following order of priority:

                      FIRST, to the payment of all reasonable costs and expenses incurred by the Administrative Agent in connection with this Agreement, the Credit Agreement, any other Loan Document or any of the Obligations of the relevant Granting Party, including, without limitation, all court costs and the reasonable fees and expenses of its agents and legal counsel, and any other reasonable costs or expenses incurred in connection with the exercise by the Administrative Agent of any right or remedy under this Agreement, the Credit Agreement, or any other Loan Document;

                      SECOND, to the ratable satisfaction of all other Obligations of the relevant Granting Party; and

                      THIRD, to the relevant Granting Party or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same.

                      6.6 Code and Other Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code or any other applicable law. Without limiting the generality of the foregoing, to the extent permitted by applicable law, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Granting Party or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith (subject to the terms of any documentation governing any Permitted Receivables Securitization) collect, receive, appropriate and realize upon the Security Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the

Security Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any other Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any other Secured Party shall have the right to the extent permitted by law, upon any such sale or sales, to purchase the whole or any part of the Security Collateral so sold, free of any right or equity of redemption in any Granting Party, which right or equity is hereby waived and released. Each Granting Party further agrees, at the Administrative Agent's request (subject to the terms of any documentation governing any Permitted Receivables Securitization), to assemble the Security Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Granting Party's premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Security Collateral or in any way relating to the Security Collateral or the rights of the Administrative Agent and the other Secured Parties hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations of the relevant Granting Party, in the order of priority specified in Section 6.5 above, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Administrative Agent account for the surplus, if any, to any Granting Party. To the extent permitted by applicable law, each Granting Party waives all claims, damages and demands it may acquire against the Administrative Agent or any other Secured Party arising out of the exercise by them of any rights hereunder, except to the extent arising as a result of the gross negligence or willful misconduct of the Administrative Agent or such other Secured Party. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

                      6.7 Registration Rights. (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 6.6, and if in the reasonable opinion of the Administrative Agent it is necessary or reasonably advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Pledgor will use its reasonable best efforts to cause the Issuer thereof to (i) execute and deliver, and use its best efforts to cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the Administrative Agent, necessary or advisable to register such Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its reasonable best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of not more than one year from the date of the first public offering of such Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the reasonable opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Such Pledgor agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all States and the District of Columbia which the Administrative Agent shall reasonably designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of
Section 11(a) of the Securities Act.

                      (b) Such Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of any or all such Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Such Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

                      (c) Such Pledgor agrees to use its reasonable best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of such Pledged Stock pursuant to this Section 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Such Pledgor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to the Administrative Agent and the other Secured Parties, that the Administrative Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Pledgor, and to the extent permitted by applicable law, such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing under the Credit Agreement.

                      6.8 Waiver; Deficiency. Each Granting Party (other than the Borrower) waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the Code, to the extent permitted by applicable law. Each Granting Party shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Security Collateral are insufficient to pay Obligations of such Granting Party and the fees and disbursements of any attorneys employed by the Administrative Agent or any other Secured Party to collect such deficiency.

                       SECTION 7. THE ADMINISTRATIVE AGENT

                      7.1 Administrative Agent's Appointment as Attorney-in-Fact, etc. (a) Each Granting Party hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Granting Party and in the name of such Granting Party or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be reasonably necessary or desirable to accomplish the purposes of this Agreement to the extent permitted by applicable law. Without limiting the generality of the foregoing, at any time when an Event of Default has occurred and is continuing (in each case to the extent permitted by applicable law), (x) each Pledgor hereby gives the Administrative Agent the power and right, on behalf of such Pledgor, without notice or assent by such Pledgor, to execute, in connection with any sale provided for in Section 6.6 or 6.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to such Pledgor's Pledged Collateral and (y) each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

                      (i) subject to the terms of any documentation governing any Permitted Receivables Securitization, in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable of such Grantor that constitutes Collateral or with respect to any other Collateral of such Grantor and file any claim or take any other action or institute any proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable of such Grantor that constitutes Collateral or with respect to any other Collateral of such Grantor whenever payable;

                      (ii) in the case of any Copyright, Patent or Trademark constituting Collateral of such Grantor, execute and deliver any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent's and the other Secured Parties' security interest in such Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

                      (iii) pay or discharge taxes and Liens levied or placed on the Collateral of such Grantor, other than Liens permitted under this Agreement or the other Loan Documents, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof; and
                      (iv) subject to the terms of any documentation governing any Permitted Receivables Securitization, (1) direct any party liable for any payment under any of the Collateral of such Grantor to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral of such Grantor; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral of such Grantor; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral of such Grantor or any portion thereof and to enforce any other right in respect of any Collateral of such Grantor; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral of such Grantor; (6) settle, compromise or adjust any such suit, action or proceeding described in clause (5) above and, in connection therewith, to give such discharges or releases as the Administrative

         Agent may deem appropriate; (7) subject to any existing reserved rights or licenses, assign any Copyright, Patent or Trademark constituting Collateral of such Grantor (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral of such Grantor as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral of such Grantor and the Administrative Agent's and the other Secured Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

         Anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

                      (b) If any Granting Party fails to perform or comply with any of its agreements contained herein and such failure shall continue unremedied for 7 days, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

                      (c) The reasonable expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to 1.75% above the rate applicable to ABR Loans which are Tranche B Term Loans, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Granting Party, shall be payable by such Granting Party to the Administrative Agent on demand.

                      (d) Each Granting Party hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable as to the relevant Granting Party until this Agreement is terminated as to such Granting Party, and the security interests in the Security Collateral of such Granting Party created hereby are released.

                      7.2 Duty of Administrative Agent. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Security Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Security Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Security Collateral upon the request of any Granting Party or any other Person or (except as provided in the first sentence of this Section 7.2) to take any other action whatsoever with regard to the Security Collateral or any part thereof. The powers conferred on the Administrative Agent and the other Secured Parties hereunder are solely to protect the Administrative Agent's and the other Secured Parties' interests in the Security

Collateral and shall not impose any duty upon the Administrative Agent or any other Secured Party to exercise any such powers. The Administrative Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Granting Party for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

                      7.3  Execution of Financing Statements.  Pursuant to
Section 9-402 of the Code and any other applicable law, each Granting Party authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to such Granting Party's Security Collateral without the signature of such Granting Party in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

                      7.4 Authority of Administrative Agent. Each Granting Party acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement or any amendment, supplement or other modification of this Agreement shall, as between the Administrative Agent and the Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Granting Parties, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Granting Party shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                      7.5 Right Of Inspection. Upon reasonable written advance notice to any Grantor and at reasonable intervals, or at any time and from time to time after the occurrence and during the continuation of an Event of Default, the Administrative Agent shall have reasonable access during normal business hours to all the books, correspondence and records of such Granting Party, and the Administrative Agent and its representatives may examine the same, and to the extent reasonable, make extracts therefrom and photocopies thereof, and such Granting Party agrees to render to the Administrative Agent, at such Granting Party's reasonable cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Administrative Agent and its representatives shall also have the right, upon reasonable advance written notice to such Granting Party, to enter during normal business hours into and upon any premises owned, leased or operated by such Granting Party where any of such Granting Party's Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

                            SECTION 8. MISCELLANEOUS

                      8.1 Amendments in Writing. Except as otherwise provided in subsection 12.1 of the Credit Agreement, none of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each affected Granted Party and the Administrative Agent, provided, that any provision of this Agreement imposing obligations on any Granting Party may be waived by a written instrument executed by the Administrative Agent.

                      8.2 Notices. All notices, requests and demands to or upon the Administrative Agent or any Granting Party hereunder shall be effected in the manner provided for in subsection 12.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1, unless and until such Guarantor shall change such address by notice to the Administrative Agent given in accordance with subsection 12.2 of the Credit Agreement.

                      8.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Administrative Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any other Secured Party or any Granting Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such other Secured Party or such Granting Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                      8.4 Enforcement Expenses; Indemnification. (a) Each Guarantor agrees to pay or reimburse each Secured Party and the Administrative Agent for all their respective reasonable costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement against such Guarantor and the other Loan Documents to which such Guarantor is a party, including, without limitation, the reasonable fees and disbursements of one firm of counsel and local counsel to the Secured Parties and the Administrative Agent.

                      (b) Each Guarantor agrees to pay, and to save the Administrative Agent and the Secured Parties harmless from, (x) any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Security Collateral and (y) any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement (collectively, the "Indemnified Liabilities"), in each case to the extent the Borrower would be required to do so pursuant to Section 11.5 of the Credit Agreement, and in any event excluding any taxes or other indemnified liabilities arising from gross negligence or willful misconduct of the Administrative Agent or any Secured Party or any of their respective agents, officers, directors and successors.

                      (c) The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

                      8.5 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Granting Parties, the Administrative Agent and the Secured Parties and their respective successors and assigns; provided that no Granting Party may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

                      8.6 Set-Off. Each Guarantor hereby irrevocably authorizes the Administrative Agent and each other Secured Party at any time and from time to time without notice to such Guarantor, any other Guarantor, the Borrower or Blue Star Group, any such notice being expressly waived by each Guarantor, by the Borrower and by the Blue Star Group, to the extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default under Section 10.2(a) and Section 10.3(a) of the Credit Agreement and any amount remaining unpaid after it becomes due and payable by such Guarantor hereunder, to set-off and appropriate and apply against any such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such other Secured Party to or for the credit or the account of such Guarantor, or any part thereof in such amounts as the Administrative Agent or such other Secured Party may elect. The Administrative Agent and each other Secured Party shall notify such Guarantor promptly of any such set-off and the application made by the Administrative Agent or such other Secured Party of the proceeds thereof; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each other Secured Party under this Section 8.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such other Secured Party may have.

                      8.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                      8.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction; provided that, with respect to any Pledged Collateral of any Foreign Subsidiary Holdco, all rights, powers and remedies provided in this Agreement may be exercised only to the extent that they do not violate any provision of any law, rule or regulation of any Governmental Authority applicable to any such

Pledged Collateral or affecting the legality, validity or enforceability of any of the provisions of this Agreement against any such Foreign Subsidiary Holdco (such laws, rules or regulations, "Applicable Law") and are intended to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any Applicable Law.

                      8.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                      8.10 Integration. This Agreement and the other Loan Documents represent the entire agreement of the Granting Parties, the Administrative Agent and the other Secured Parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Granting Parties, the Administrative Agent or any other Secured Party relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

                      8.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

                      8.12 Submission To Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

                      (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                      (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same;

                      (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address referred to in Section 8.2 or at such other address of which the Administrative Agent (in the case of any other party hereto) or the Borrower (in the case of the Administrative Agent) shall have been notified pursuant thereto;

                      (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                      (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any punitive damages.

                      8.13 Acknowledgements. Each Guarantor hereby acknowledges that

                      (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

                      (b) neither the Administrative Agent nor any other Secured Party has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Guarantors, on the one hand, and the Administrative Agent and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                      (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby and thereby among the Secured Parties or among the Guarantors and the Secured Parties.

                      8.14 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                      8.15 Additional Granting Parties. Each new Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to
Section 7.10 of the Credit Agreement shall become a Granting Party for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

                      8.16 Releases. (a) At such time as the Loans, the Reimbursement Obligations and the other Obligations then due and owing shall have been paid in full in cash, the Commitments have been terminated and no Letters of Credit shall be outstanding, all Security Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Granting Party hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Security Collateral shall revert to the Granting Parties. At the request and sole expense of any Granting Party following any such termination, the Administrative Agent shall deliver to such Granting Party any Security Collateral held by the Administrative Agent hereunder, and execute and deliver to such Granting Party such documents (including, without limitation, Uniform Commercial Code termination statements) as such Granting Party shall reasonably request to evidence such termination.

                      (b) In connection with the sale or other disposition of all of the Capital Stock of any Guarantor or the sale or other disposition of Security Collateral permitted under the Credit Agreement (including, without limitation, any Permitted Receivables Securitization and any contribution or other transfer of any Blue Star Intercompany Notes to any BSIN

Subsidiary) and the release of such Guarantor from its Guarantee or the release of the Security Collateral subject to such sale or other disposition, the Administrative Agent shall execute and deliver to the relevant Granting Party (at the sole cost and expense of such Granting Party) all releases or other documents (including, without limitation, Uniform Commercial Code termination statements) necessary or reasonably desirable for the release of the Liens created hereby on such Security Collateral and, if applicable, such Guarantee as such Granting Party may reasonably request.

                      IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

                                         U.S. OFFICE PRODUCTS COMPANY

                                         By:     /s/  MARK DIRECTOR
                                                 ------------------------------
                                                 Name: Mark Director
                                                 Title Executive Vice President

                                         ACTION WHOLESALE SERVICE, INC.

                                         By:     /s/  ROBERT A. KNOLL
                                                 ------------------------------
                                                 Name: Robert A. Knoll
                                                 Title President

                                         AFFORDABLE INTERIOR SYSTEMS, INC.

                                         By:     /s/  ARTHUR MAXWELL
                                                 ------------------------------
                                                 Name: Arthur Maxwell
                                                 Title President

                                         AMERICAN LOOSE LEAF/BUSINESS
                                         PRODUCTS, INC.

                                         By:     /s/  JERRY HOLSCHEN
                                                 ------------------------------
                                                 Name: Jerry Holschen
                                                 Title President

                                         ANDREWS OFFICE SUPPLY & EQUIPMENT
                                         CO.

                                         By:     /s/  J. DANIEL MAHONEY
                                                 ------------------------------
                                                 Name: J. Daniel Mahoney
                                                 Title President

                                         BINDERY SYSTEMS, INC.

                                         By:     /s/  STUART N. JOHNSON
                                                 ------------------------------
                                                 Name: Stuart N. Johnson
                                                 Title President

                                         BOB BRINES OFFICE SUPPLY CO.

                                         By:     /s/  ROBERT W. BRINES
                                                 ------------------------------
                                                 Name: Robert W. Brines
                                                 Title President

                                         BUSINESSWORKS, INC.

                                         By:     /s/  JACK HUGULEY
                                                 ------------------------------
                                                 Name: Jack Huguley
                                                 Title President

                                         CARITHERS-WALLACE-CONTENAY, LLC

                                         By:     /s/    ARNOLD V. MALM
                                                 ------------------------------
                                                 Name: Arnold V. Malm
                                                 Title President

                                         CAROLINA OFFICE EQUIPMENT COMPANY,
                                         INC.

                                         By:     /s/  WILLIAM G. ROBBINS II
                                                 ------------------------------
                                                 Name: William G. Robbins II
                                                 Title President

                                         CENTRAL TEXAS OFFICE PRODUCTS, INC.

                                         By:     /s/  WARREN B. TERRY, JR.
                                                 ------------------------------
                                                 Name: Warren B. Terry, Jr.
                                                 Title: President

                                         COPENHAVER HOLDINGS, LLC

                                         By:     /s/  JOHN M. FRISK
                                                 ------------------------------
                                                 Name: John M. Frisk
                                                 Title President

                                         COURTLAND-CAIN, INC.

                                         By:     /s/ ARNOLD V. MALM
                                                 ------------------------------
                                                 Name: Arnold V. Malm
                                                 Title President

                                         DAMERON-PIERSON COMPANY, LIMITED

                                         By:     /s/  JACK L. BECKER JR.
                                                 ------------------------------
                                                 Name: Jack L. Becker Jr.
                                                 Title President

                                         DULWORTH OFFICE FURNITURE CO.

                                         By:     /s/  JACK B. DULWORTH
                                                 ------------------------------
                                                 Name: Jack B. Dulworth
                                                 Title President

                                         EXPERT OFFICE SERVICES, INC.

                                         By:     /s/  JAY MUTSCHLER
                                                 ------------------------------
                                                 Name: Jay Mutschler
                                                 Title President

                                         FORT SMITH OFFICE SUPPLY, INC.

                                         By:     /s/  PATRICK T. CULLEN
                                                 ------------------------------
                                                 Name: Patrick T. Cullen
                                                 Title President

                                         FORTY-FIFTEEN PAPIN REDEVELOPMENT
                                         CORP.

                                         By:     /s/  MICHAEL J. BARNELL
                                                 ------------------------------
                                                 Name: Michael J. Barnell
                                                 Title President

                                         GENERAL OFFICE PRODUCTS COMPANY

                                         By:     /s/  TOM REASER
                                                 ------------------------------
                                                 Name: Tom Reaser
                                                 Title President

                                         GLOBAL MAILBOX EXPRESS, LLC

                                         By:     /s/   MICHAEL J. GURMALLY
                                                 ------------------------------
                                                 Name: Michael J. Gurmally
                                                 Title Managing Director

                                         THE HH WEST COMPANY

                                         By:     /s/    CRAIG A. COOPER
                                                 ------------------------------
                                                 Name: Craig A. Cooper
                                                 Title President

                                         J.H. WHITLEY CO. INC.

                                         By:     /s/   JOHN H. WHITLEY
                                                 ------------------------------
                                                 Name: John H. Whitley
                                                 Title President

                                         THE J. THAYER COMPANY, LLC

                                         By:     /s/    JOHN A. THAYER
                                                 ------------------------------
                                                 Name: John A. Thayer
                                                 Title President

                                         KENTWOOD OFFICE FURNITURE, INC.

                                         By:     /s/   ARTHUR A. HASSE
                                                 ------------------------------
                                                 Name: Arthur A. Hasse
                                                 Title President

                                         LANDMARK INDUSTRIES, INC.

                                         By:     /s/   LEONARD R. GANZ
                                                 ------------------------------
                                                 Name: Leonard R. Ganz
                                                 Title President

                                         LANIER ACQUISITION CORP.

                                         By:     /s/    MARK D. DIRECTOR
                                                 ------------------------------
                                                 Name: Mark D. Director
                                                 Title President

                                         MAILBOXES, ETC.

                                         By:     /s/   MARK DIRECTOR
                                                 ------------------------------
                                                 Name: Mark Director
                                                 Title Vice President

                                         MAIL BOXES, ETC. USA, INC.

                                         By:     /s/   MARK DIRECTOR
                                                 ------------------------------
                                                 Name: Mark Director
                                                 Title Vice President

                                         MCWHORTER'S, INC.

                                         By:     /s/   STEPHEN D. FLAX
                                                 ------------------------------
                                                 Name: Stephen D. Flax
                                                 Title President

                                         MILE HIGH OFFICE SUPPLY, LLC

                                         By:     /s/   VASS SIRPOLAIDIS
                                                 ------------------------------
                                                 Name: Vass Sirpolaidis
                                                 Title President

                                         MILLS MORRIS BUSINESS PRODUCTS, INC.

                                         By:     /s/   DON NICKLESON
                                                 ------------------------------
                                                 Name: Don Nickleson
                                                 Title President

                                         MODERN FOOD SYSTEMS, INC.

                                         By:     /s/   ELLIOTT NELSON
                                                 ------------------------------
                                                 Name: Elliott Nelson
                                                 Title President

                                         MODERN VENDING, INC.

                                         By:     /s/    ELLIOTT NELSON
                                                 ------------------------------
                                                 Name: Elliott Nelson
                                                 Title President

                                         MORRIS OFFICE MACHINES, INC.

                                         By:     /s/    LARRY CRAWFORD
                                                 ------------------------------
                                                 Name: Larry Crawford
                                                 Title President

                                         NATIONAL OFFICE SUPPLY, INC.

                                         By:     /s/    WILLIAM J. COSTIGAN JR.
                                                 ------------------------------
                                                 Name: William J. Costigan, Jr.
                                                 Title President

                                         NEW MEXICO OFFICE SOLUTIONS, INC.

                                         By:     /s/   SANFORD A. GRODIN
                                                 ------------------------------
                                                 Name: Sanford A. Grodin
                                                 Title President

                                         THE OFFICE FURNITURE STORE, INC.

                                         By:     /s/   JOHN M. PERIN
                                                 ------------------------------
                                                 Name: John M. Perin
                                                 Title President

                                         THE OFFICE WORKS, INC.

                                         By:     /s/   RANDY M. WIRTH
                                                 ------------------------------
                                                 Name: Randy M. Wirth
                                                 Title Assistant Secretary

                                         PEAR COMMERCIAL INTERIORS

                                         By:     /s/    KATHEY E. PEAR
                                                 ------------------------------
                                                 Name: Kathey E. Pear
                                                 Title President

                                         PRICE MODERN, INC.

                                         By:     /s/    MILFORD A. MERCHANT
                                                 ------------------------------
                                                 Name: Milford A. Merchant
                                                 Title President

                                         RADAR BUSINESS SYSTEMS, INC.

                                         By:     /s/    EARLIS JOHNSON JR.
                                                 ------------------------------
                                                 Name: Earlis Johnson Jr.
                                                 Title President

                                         RAINEN BUSINESS INTERIORS, INC.

                                         By:     /s/   MICHAEL J. RAINEN
                                                 ------------------------------
                                                 Name: Michael J. Rainen
                                                 Title President

                                         SAGOT OFFICE INTERIORS, INC.

                                         By:     /s/    ROBERT SAGOT
                                                 ------------------------------
                                                 Name: Robert Sagot
                                                 Title President

                                         SLETTEN VENDING SERVICE, INC.

                                         By:     /s/  STEVEN J. SLETTEN
                                                 ------------------------------
                                                 Name: Steven J. Sletten
                                                 Title President

                                         STURGIS ACQUISITION CORP.

                                         By:     /s/   SANFORD A. GRODIN
                                                 ------------------------------
                                                 Name: Sanford A. Grodin
                                                 Title President

                                         SWEITZER'S OFFSET SERVICES, INC.

                                         By:     /s/    MICHAEL S. SWEITZER
                                                 ------------------------------
                                                 Name: Michael S. Sweitzer
                                                 Title President

                                         THE SYSTEMS HOUSE, INC.

                                         By:     /s/    ANNE T. SMITH
                                                 ------------------------------
                                                 Name: Anne T. Smith
                                                 Title President

                                         U.S. OFFICE FURNITURE, INC.
                                         U.S. OFFICE FURNITURE RENTALS, INC.

                                         By:     /s/     JAN TAKACS
                                                 ------------------------------
                                                 Name: Jan Takacs
                                                 Title Vice President Operations

                                         U.S. OFFICE PRODUCTS-
                                         GREAT LAKES, INC.

                                         By:     /s/   DAVID C. GEZON
                                                 ------------------------------
                                                 Name: David C. Gezon
                                                 Title President

                                         USOP MERCHANDISING COMPANY

                                         By:     /s/   KEVIN J. THIMJON
                                                 ------------------------------
                                                 Name: Kevin J. Thimjon
                                                 Title President

                                         U.S.OFFICE PRODUCTS - MIDWEST LLC

                                         By:     /s/  WENDY PIKE
                                                 ------------------------------
                                                 Name: Wendy Pike
                                                 Title President

                                         U.S. OFFICE PRODUCTS OF
                                         NORTHERN WISCONSIN, INC.

                                         By:     /s/    ROGER KANE
                                                 ------------------------------
                                                 Name: Roger Kane
                                                 Title President

                                         U.S. OFFICE PRODUCTS OF
                                         SOUTHERN CALIFORNIA, INC.

                                         By:     /s/   RICHARD D. CORWIN
                                                 ------------------------------
                                                 Name: Richard D. Corwin
                                                 Title President

                                         VEND-RITE SERVICE CORPORATION

                                         By:     /s/   ALAN J. PLOTKIN
                                                 ------------------------------
                                                 Name: Alan J. Plotkin
                                                 Title Vice President

                                         WHITTINGTON, INC.

                                         By:     /s/     DON NICKLESON
                                                 ------------------------------
                                                 Name: Don Nickleson
                                                 Title President

Acknowledged and Agreed to as
of the date hereof by:

THE CHASE MANHATTAN BANK, as
Administrative Agent

By:      _______________________________
         Name:
         Title: